UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2023

DecisionPoint Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-245695	37-1644635
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

DecisionPoint Systems, Inc. 1625 South Congress Avenue, Suite 103 Delray Beach, Florida	33445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 465-0065

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	DPSI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On March 31, 2023, DecisionPoint Systems, Inc. (the “Company”) entered into a Stock Purchase with the Durwood Wayne Williams Revocable Trust and the Collins Family Living Trust, as sellers (collectively, the “Sellers”) and with Durwood W. Williams and Bartley E. Collins (the respective trustees of the Sellers), individually, pursuant to which the Company acquired all of the issued and outstanding equity of Macro Integration Services, Inc. (“Macro”) from the Sellers (the “Acquisition”), effective April 1, 2023. This Amendment No. 1 (“this Amendment”) to the Current Report on Form 8-K filed on April 6, 2023 (the “Initial Report”) is being filed to provide Macro’s audited consolidated financial statements for the year ended December 31, 2022, unaudited financial statements for the three month period ended March 31, 2023, and the unaudited pro forma consolidated financial information related to the Acquisition as required by applicable rules under SEC Regulation S-X and Items 9.01(a) and 9.01(b) of Form 8-K all of which were previously omitted from the Initial Report as permitted by Item 9.01(a)(3).

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Macro as of and for the year ended December 31, 2022, and the unaudited financial statements as of and for the three months ended March 31, 2023, are filed herewith as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference. The consent of Haskell & White LLP, the Company’s independent registered public accounting firm, is attached as Exhibit 23.1 to this Amendment.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company and Macro as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022, filed herewith and attached hereto as Exhibit 99.3, are incorporated herein by reference.

(d) Exhibits

Below is a list of exhibits included with this Amendment.

Exhibit No.	Document

23.1	Consent of Haskell & White LLP

99.1	Audited financial statements of Macro Integration Services, Inc. as of and for the year ended December 31, 2022

99.2	Unaudited financial statements of Macro Integration Services, Inc. as of and for the three months ended March 31, 2023

99.3	Unaudited pro forma condensed consolidated financial statements of DecisionPoint Systems, Inc. and Macro Integration Services, Inc. as of and for the three months ended March 31, 2023 and for the year ended December 31, 2022

104	Cover Page Interactive Data File (embedded within Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2023	DecisionPoint Systems, Inc.

	By:	/s/ Melinda Wohl
	Name:	Melinda Wohl
	Title:	Vice President Finance and Administration
(Principal Financial Officer and Principal Accounting Officer)

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